UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 8, 2017

Tompkins Financial Corporation

(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Commons, PO Box 460, Ithaca, New York		14851
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(607)273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)	On Monday, May 8, 2017 Tompkins Financial Corporation (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business March 10, 2017, the record date for the meeting, 15,255,611 shares of the Company's common stock were issued and outstanding, of which 12,326,544 were represented at the Annual Meeting in person or by proxy, and this amount represented a quorum.
(b)	Shareholders voted on the following matters at the Annual Meeting:
(1)	Shareholders elected twelve (12) director nominees for terms expiring at the 2018 Annual Meeting;
(2)	Shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (the “Say on Pay” vote);
(3)	Shareholders approved, on a non-binding, advisory basis, the option of “EVERY YEAR” as the preferred voting frequency for future Say on Pay votes; and
(4)	Shareholders ratified the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2017.

Set forth below are the shareholder voting results with respect to each matter:

Proposal No. 1 – Election of Directors

The individuals named below were elected at the Annual Meeting as members of the Board of Directors, to serve for a term of one year expiring at the 2018 Annual Meeting.

Director	Number of Shares Voted For	Shares Withheld/Abstaining	Broker Non-Votes
John E. Alexander	10,010,322	81,165	2,235,057
Paul J. Battaglia	10,043,986	47,501	2,235,057
Daniel J. Fessenden	10,041,895	49,592	2,235,057
James W. Fulmer	10,030,612	60,875	2,235,057
Susan A. Henry	10,023,239	68,248	2,235,057
Patricia A. Johnson	10,039,078	52,409	2,235,057
Frank C. Milewski	10,042,444	49,044	2,235,057
Thomas R. Rochon	9,997,748	93,739	2,235,057
Stephen S. Romaine	10,035,864	55,624	2,235,057
Michael H. Spain	10,019,876	71,612	2,235,057
Alfred J. Weber	10,020,922	70,565	2,235,057
Craig Yunker	10,001,422	90,066	2,235,057

Proposal No. 2 – Advisory vote to approve the compensation paid to the Company’s Named Executive Officers.

The compensation paid to the Company’s Named Executive Officers was approved by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
9,609,860	367,715	113,912	2,235,057

Proposal No. 3 – Advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers.

The option of “EVERY YEAR” was approved as the preferred voting frequency for future Say on Pay votes by the following vote:

Number of Shares Voted For Every Three Years	Number of Shares Voted For Every Two Years	Number of Shares Voted For Every One Year	Number of Shares Abstaining
1,902,643	1,079,664	6,868,746	240,434

Proposal No. 4 – Ratification of the Appointment of KPMG LLP as Independent Auditors of the Company for 2017

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was ratified by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
12,131,679	118,991	75,875	0

(d) Consistent with its recommendation and the shareholder vote, the Company’s Board of Directors has determined that it will hold a Say on Pay vote every year, until the next shareholder vote on Say on Pay frequency.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: May 10, 2017	By:	/S/ Stephen S. Romaine
Stephen S. Romaine
President and CEO